UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 2005
                                                   (April 13, 2005)


                        Defense Technology Systems, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-9263                   11-2816128
--------------------------   ------------------------      --------------------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
      Organization)                                        Identification No.)

          275K Marcus Blvd.
         Hauppauge, New York                               11788
------------------------------------------        -----------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (631) 951-4000


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K filed on April 13, 2005, as follows:

Item 2.01 - Completion of Acquisition or Disposition of Assets.

     On April 6, 2005, Defense Technology Systems, Inc. ("DFTS"), completed the acquisition of a majority interest in Digital Computer Integration Corporation ("DCI"), pursuant to a purchase agreement (the "Agreement") with NewMarket Technology, Inc. The Registrant announced the signing of the Agreement on February 28, 2005. A copy of the press release issued April 13, 2005, which was previously filed as Exhibit 99.1 is incorporated herein by reference.

     On April 13, 2005, DFTS filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9.01 would be filed on Form 8 K/A.
This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.


Item 9.01 - Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

     The audited financial statements of Digital Computer Integration Corporation ("DCI") as of December 31, 2004 and December 31, 2003 and the report of Pollard-Kelley Auditing Services, Inc., and Durland & Company, CPAs, P.A., are included Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.


(b)   Pro Forma Financial Information

     The unaudited pro forma financial  statements of DFTS are included  Exhibit
99.3 to this Form 8-K and are incorporated herein by reference. The pro forma financial statements are not necessarily indicative of the results that would actually have been attained if the transaction had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of DFTS and DCI.


(d) Exhibits

EXHIBITS  DESCRIPTION
--------  -----------------------------------

10.1 * Acquisition Agreement dated February 28, 2005, by and among Defense Technology Systems, Inc., NewMarket Technology, Inc., and Digital Computer Integration Corporation, as amended (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on April 13, 2005)

23.1      Consent of Independent Auditor Pollard-Kelley Auditing Services, Inc.

23.2      Consent of Independent Auditor Durland & Company, CPAs, P.A.

99.1    * Press  Release  dated April 13, 2005  (incorporated  by  reference  to
          Exhibit 10.1 of the Company's Current Report on Form 8-K filed on April 13, 2005)

99.2      Audited   financial   statements  of  Digital   Computer   Integration
          Corporation

99.3      Pro forma financial statements

----------------------
* Previously Filed



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







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 21, 2005
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
                                          ------------------------------------
                                          Philip J. Rauch
                                          Chief Operating  & Financial Officer

















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